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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2000





                              THE PROVIDENT BANK
            (Exact name of registrant as specified in its charter)


           Ohio                       333-95263             31-0412725
-----------------------------     ----------------      ------------------
(State or Other Jurisdiction      (Commission File       (I.R.S. Employer
      of Incorporation)                 Number)         Identification No.)

   One East Fourth Street
      Cincinnati, Ohio                                        45202
----------------------------                            ------------------
   (Address of Principal                                    (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (212) 272-4095


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Item 7.      Financial Statements and Exhibits.

Information and Exhibits.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.         Description

            25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE PROVIDENT BANK


                                            By:  /s/ Kevin Shea
                                                 -----------------------------
                                                 Name:    Kevin Shea
                                                 Title:   Vice President



Dated:   June 28, 2000


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Exhibit Index


Exhibit                                                               Page

25       Form T-1......................................................6